UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 21, 2021

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue, Suite 1100, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PC	New York Stock Exchange
Series D Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PD	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Series G Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PG	New York Stock Exchange
Series H Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.
On July 23, 2021, Pebblebrook Hotel Trust (the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Company’s Declaration of Trust, as amended and supplemented, classifying and designating 10,000,000 of the Company’s authorized preferred shares of beneficial interest, $0.01 par value per share, as 5.700% Series H Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series H Preferred Shares”). A summary of the material terms of the Series H Preferred Shares is set forth under the caption “Description of the Series H Preferred Shares” in the Company’s prospectus supplement, dated July 21, 2021 and filed with the United States Securities and Exchange Commission (the “SEC”) on July 22, 2021 (the “Prospectus Supplement”). The summary of the Series H Preferred Shares in the Prospectus Supplement and the following description of the Series H Preferred Shares are qualified in their entirety by reference to the Articles Supplementary, which are hereby incorporated by reference into this Item 3.03 and which were filed as Exhibit 3.5 to the Company’s Registration Statement on Form 8-A, filed with the SEC on July 26, 2021.
The Company filed the Articles Supplementary in connection with its previously announced underwritten public offering of Series H Preferred Shares, as further described below.
The Series H Preferred Shares rank senior to the Company’s common shares of beneficial interest, $0.01 par value per share (“Common Shares”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The Series H Preferred Shares rank on a parity with the Company’s 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series C Preferred Shares”), the Company’s 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series D Preferred Shares”), the Company’s 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series E Preferred Shares”), the Company’s 6.30% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series F Preferred Shares”) and the Company’s 6.375% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series G Preferred Shares”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.
In addition to other preferential rights, each holder of Series H Preferred Shares is entitled to receive a liquidation preference, which is equal to $25.00 per Series H Preferred Share, plus any accrued and unpaid distributions to, but not including, the date of the payment, before the holders of Common Shares, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company. Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on the Common Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares or Series G Preferred Shares or, subject to certain exceptions, redeeming or otherwise acquiring Common Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares or Series G Preferred Shares, as applicable, unless full cumulative distributions on the Series G Preferred Shares have been declared and either paid or set aside for payment in full for all past distribution periods.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.
The Company, as the general partner of Pebblebrook Hotel, L.P. (the “Operating Partnership”), has amended the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of up to 10,000,000 5.700% Series H Preferred Partnership Units (liquidation preference $25.00 per unit) (the “Series H Preferred Units”). Such amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein. The Company expects to contribute the net proceeds from the sale of the Series H Preferred Shares in the Preferred Shares Offering (as defined below) to the Operating Partnership in exchange for the same number of Series H Preferred Units. The Series H Preferred Units have economic terms that mirror the terms of the Series H Preferred Shares. The issuance of the Series H Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.
The Series H Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Operating Partnership and on a parity with the Operating Partnership’s 6.50% Series C Preferred Partnership Units, the Operating Partnership’s 6.375% Series D Preferred Partnership Units, the Operating Partnership’s 6.375% Series E Preferred Partnership Units, the Operating Partnership’s 6.30% Series F Preferred Partnership Units and the Operating Partnership’s 6.375% Series G Preferred Partnership Units and other parity units the Operating Partnership may issue in the future.

This description of the material terms of the amendment to the Partnership Agreement is qualified in its entirety by reference to the amendment to the Partnership Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.
Item 7.01. Regulation FD Disclosure.
On July 22, 2021, the Company issued a press release announcing the pricing of the underwritten public offering of Series H Preferred Shares. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.
On July 22, 2021, the Company issued a press release announcing the redemption of the Series D Preferred Shares subject to completion of the Preferred Shares Offering (as defined under Item 8.01), which occurred on July 27, 2021. A copy of that press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.
On July 23, 2021, the Company issued a press release announcing the redemption of the Series C Preferred Shares subject to completion of the Preferred Shares Offering (as defined under Item 8.01), which occurred on July 27, 2021. A copy of that press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.
On July 27, 2021, the Company issued a press release announcing the completion of the Preferred Shares Offering (as defined under Item 8.01). A copy of that press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.
Item 8.01. Other Events.
On July 21, 2021, the Company and the Operating Partnership entered into a purchase agreement (the “Purchase Agreement”) with the several underwriters named on Schedule A therein (the “Underwriters”), for whom Wells Fargo Securities, LLC, Raymond James & Associates, Inc. and BofA Securities, Inc. are acting as representatives, pursuant to which the Company agreed to offer and sell 10,000,000 Series H Preferred Shares (the “Preferred Shares Offering”). In the Purchase Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The closing of the Preferred Shares Offering occurred on July 27, 2021.
The Company estimates that the net proceeds from the Preferred Shares Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $242.0 million. The Series H Preferred Shares have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-236577), which became effective upon filing with the SEC on February 21, 2020.
This description of the material terms of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01. For a more detailed description of the Purchase Agreement, see the disclosure under the caption “Underwriting” contained in the Prospectus Supplement, which disclosure is hereby incorporated by reference into this Item 8.01.
In connection with the filing of the Purchase Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its counsel, Venable LLP, regarding certain matters of Maryland law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Purchase Agreement, dated July 21, 2021, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P. and the several Underwriters listed on Schedule A attached thereto, for whom Wells Fargo Securities, LLC, Raymond James & Associates, Inc. and BofA Securities, Inc. are acting as representatives.
3.1
Articles Supplementary to the Company’s Declaration of Trust designating the Company’s 5.700% Series H Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (incorporated by reference to Exhibit 3.5 of the Company’s Registration Statement on Form 8-A filed with the SEC on July 26, 2021).

3.2	Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Pebblebrook Hotel, L.P.
5.1	Opinion of Venable LLP, dated July 27, 2021, regarding the legality of the 5.700% Series H Cumulative Redeemable Preferred Shares of Beneficial Interest.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
99.1	Press release issued July 22, 2021.
99.2	Press release issued July 22, 2021.
99.3	Press release issued July 23, 2021.
99.4	Press release issued July 27, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

July 27, 2021	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary